UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 23, 2007

IPC Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

0-27662	Not Applicable
(Commission File Number)	(I.R.S. Employer Identification No.)

29 Richmond Road Pembroke, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

(441) 298-5100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 23, 2007, IPC Holdings, Ltd. (the “Company”) announced its financial results for the fiscal quarter ended September 30, 2007. The full text of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of IPC Holdings, Ltd. under the Securities Act of 1933 or the Exchange Act.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 23, 2007, the Compensation Committee approved the amendment and restatement of the IPCRe Limited Supplemental Executive Retirement Plan Applicable to Senior Officers (the “SERP”), which was originally effective as of January 1, 2002. The amended and restated SERP includes amendments to clarify the amount of compensation that may be deferred under the SERP, the vesting and payment dates for benefits under the SERP and amendments necessary to cause the SERP to comply with Section 409A of the U.S. Internal Revenue Code of 1986, as amended (referred to as “Section 409A”). Section 409A governs deferral and payment of amounts to U.S. taxpayers under non-qualified deferred compensation arrangements.

Under the amended and restated SERP, (i) the amount of base salary that may be deferred under the SERP was changed to refer to the annual compensation limit established by the U.S. Internal Revenue Service for U.S. tax-qualified plans, subject to cost of living adjustments (the limit for 2007 is $225,000), (ii) the maximum amount that a participant may defer under the SERP each year was eliminated, (iii) the SERP was amended to clarify that SERP participants are always 100% vested in their SERP benefit and (iv) the events triggering payment of benefits under the SERP were clarified and include retirement, death, disability, separation from service and certain change in control transactions. The amended and restated SERP also contains provisions to cause the SERP to comply with Section 409A, including (x) application of a 6-month payment delay for any benefits payable upon a separation from service for certain specified employees (as determined under Section 409A) and (y) requirements for subsequent deferral elections applicable to benefits payable under the SERP.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Description
99.1	Press release of IPC Holdings, Ltd. issued October 23, 2007 reporting on the Company’s financial results for the fiscal quarter ended September 30, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorised.

IPC HOLDINGS, LTD.

By	/s/ James Bryce
James P. Bryce
President and Chief Executive Officer

Date: October 23, 2007

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of IPC Holdings, Ltd. issued October 23, 2007 reporting on the Company’s financial results for the fiscal quarter ended September 30, 2007.

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